Exhibit 10.3
EXECUTION VERSION
SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED SECURITY AGREEMENT

    This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED SECURITY AGREEMENT (this “Amendment”) is dated as of September 17, 2020 (the “Second Amendment Effective Date”), entered into by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), EACH OF THE UNDERSIGNED GRANTORS, BANK OF AMERICA, N.A., as Revolving Administrative Agent, EACH OF THE UNDERSIGNED LENDERS UNDER THE REVOLVING CREDIT AGREEMENT, BANK OF AMERICA, N.A., as Floorplan Administrative Agent, and EACH OF THE UNDERSIGNED LENDERS UNDER THE FLOORPLAN CREDIT AGREEMENT.

WHEREAS, the Grantors and the Revolving Administrative Agent have entered into that certain Fourth Amended and Security Agreement, dated as of November 30, 2016 (as amended by that certain Amendment No. 2 to Fourth Amended and Restated Security Agreement dated as of May 20, 2020, and as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, in connection with that certain (a) Amendment No. 3 to Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement and Modification to Loan Documents, dated as of the date hereof (the “Floorplan Amendment”), by and among the Company, the Grantors, the Floorplan Administrative Agent, and each of the lenders under the Floorplan Credit Agreement and (b) Amendment No. 2 to Fourth Amended and Restated Credit Agreement dated as of November 30, 2016 (the “Revolving Amendment”), the Company has requested that the Revolving Administrative Agent, the Floorplan Administrative Agent, the Lenders as defined and under the Revolving Credit Agreement and the Lenders as defined in and under the Floorplan Credit Agreement amend certain provisions of the Security Agreement as set forth herein and subject to the terms and conditions set forth herein; and

WHEREAS, the Revolving Administrative Agent, the Floorplan Administrative Agent, the Lenders under the Revolving Credit Agreement and the Lenders under the Floorplan Credit Agreement are willing to approve the foregoing requests accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Security Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
Definitions
Section 1.01.     Definitions. Capitalized terms used but not defined in this Amendment have the respective meanings set forth in the Security Agreement, as amended hereby.
ARTICLE II
Amendments to Security Agreement; Grant of Security Interest; Joinder

Section 2.01.     Amendments to Security Agreement; Grant of Security Interest; Joinder.
(a)     Amendments. Subject to the terms and conditions set forth herein, each of Schedule 7(f)-Grantor Information, Schedule 9(e)-Investment Property and Schedule 9(i)-Commercial Tort Claims to the

Security Agreement is hereby amended and restated to read in its entirety as set forth Exhibit A to this Agreement (the “Amended Schedules to Security Agreement”)
(b)     Grant of Security Interest. Without limiting the generality of the foregoing, each Loan Party which is a party to the Security Agreement hereby grants as collateral security for the payment, performance and satisfaction of all of its Revolving Obligations, a security interest in all of the Collateral (as defined in Section 2 of the Security Agreement) of such Person or in which such Person has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter acquired or arising and wherever located.
(c)    Joinder.
i.Joinder of Used Vehicle Borrower relating to Floorplan Secured Obligations. EchoPark SC, LLC, a South Carolina limited liability company (“EchoPark SC, LLC”) hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a “Used Vehicle Borrower”, a “Floorplan Borrower”, a “Floorplan Subsidiary Guarantor” and a “Floorplan Subsidiary Grantor” (as such terms are defined in the Security Agreement after giving effect to this Amendment) and bound by all the terms, conditions, obligations, liabilities and undertakings of each Used Vehicle Borrower, Floorplan Borrower, Floorplan Subsidiary Guarantor and Floorplan Subsidiary Grantor, as the case may be, or to which any Used Vehicle Borrower, Floorplan Borrower, Floorplan Subsidiary Guarantor or Floorplan Subsidiary Grantor, as the case may be, is subject thereunder, including without limitation (in the case of each Floorplan Subsidiary Guarantor and Floorplan Subsidiary Guarantor), the grant pursuant to Section 2 of the Security Agreement of a security interest to the Revolving Administrative Agent for the benefit of the Floorplan Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Person or in which such Person has or may have or acquire an interest or the power to transfer rights therein as security for the payment and performance of the Floorplan Secured Obligations (as defined in the Security Agreement), all with the same force and effect as if such Person were a signatory to the Security Agreement.
ii.Grant of Security Interest. Without limiting the generality of the terms of Section 2.01(b) or Section 2.01(c)(i) above, EchoPark SC, LLC hereby grants as collateral security for the payment, performance and satisfaction of all of its Floorplan Secured Obligations, a security interest in all of the Collateral (as defined in Section 2 of the Security Agreement) of such Person or in which such Person has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter acquired or arising and wherever located.
iii.Affirmations. EchoPark SC, LLC hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the representations, warranties, acknowledgements and certifications applicable to, and each of the waivers by, any such Person contained in the Security Agreement.
ARTICLE III
Conditions Precedent
Section 3.01.     Conditions Precedent. This Amendment shall become effective as of the occurrence of both (a) the Amendment No. 3 Effective Date (as defined in the Floorplan Amendment) at the time when each of the conditions set forth in Section 3 of the Floorplan Amendment has been satisfied, and (b) as of the Amendment No. 2 Effective Date (as defined in the Revolving Amendment) at the time when each of the conditions set forth in Section 5 of the Revolving Amendment has been satisfied

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ARTICLE IV
Representations and Warranties
Section 4.01.     Representations and Warranties. Each Grantor hereby represents and warrants as follows:
(a)     The representations and warranties of such Grantor contained in the Security Agreement are true and correct on and as of the date hereof, both before and after giving effect to this Amendment, in each case except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date; and
(b)     Such Grantor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Security Agreement (as amended or modified hereby) to which it is a party;
(c )     This Amendment has been duly authorized, executed and delivered by the Company and each of the other Grantors party hereto and this Amendment and the Security Agreement (as amended by this Amendment) constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;
(d)     Both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a default under the Security Agreement.
ARTICLE V
Miscellaneous
Section 5.01.     Reaffirmation. Each Grantor hereby confirms its respective guarantees, pledges and grants of security interests and other obligations, as applicable, under each of the Revolving Loan Documents and Floorplan Loan Documents to which it is party, and agrees that such guarantees, pledges and grants of security interests and other obligations shall continue to be in full force and effect. Each Revolving Grantor hereby confirms its grant of a security interest under the Security Agreement in favor of Revolving Administrative Agent (for the benefit of the Revolving Secured Parties) and agrees that its grant of a security interest under the Security Agreement secures all of the Revolving Secured Obligations, direct or indirect, contingent or absolute, matured or unmatured, now or at any time and from time to time hereafter due or owing to the Revolving Secured Parties arising under or in connection with the Revolving Credit Agreement and the other Revolving Loan Documents. Each New Vehicle Borrower hereby confirms its grant of a security interest under the Security Agreement in favor of Revolving Administrative Agent (for the benefit of the Floorplan Secured Parties) and agrees that its grant of a security interest under the Security Agreement secures all of the Floorplan Secured Obligations, direct or indirect, contingent or absolute, matured or unmatured, now or at any time and from time to time hereafter due or owing to the Floorplan Secured Parties arising under or in connection with the Floorplan Credit Agreement and the other Floorplan Loan Documents.
Section 5.02.     Effect on Security Agreement. Except as specifically amended hereby, the terms and provisions of the Security Agreement are, in all other respects, ratified and confirmed and remain in full force and effect. No reference to this Amendment need be made in any notice, writing, or other communication relating to the Loan Agreement and the other Loan Documents, any such reference to the Loan Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment. All references to the Security Agreement in any document, instrument, or agreement executed in
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connection with the Security Agreement will be deemed to refer to the Security Agreement as amended hereby.
Section 5.03.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 5.04.     Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 28 of the Security Agreement.
Section 5.05.     Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
Section 5.06.     Incorporation of Security Agreement Terms. Sections 22 through 28 of the Security Agreement shall apply to this Amendment as if incorporated herein mutatis mutandis.
[Signature Pages Follow]
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    IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

COMPANY:
SONIC AUTOMOTIVE, INC.
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Executive Vice President and Chief
    Financial Officer

REVOLVING SUBSIDIARY GRANTORS:
AM REALTY GA, LLC
ANTREV, LLC
ARNGAR, INC.
AUTOBAHN, INC.
ECHOPARK AUTOMOTIVE, INC.
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK FL, LLC, formerly known as SAI AM FLORIDA, LLC
ECHOPARK GA, LLC, formerly known as AM GA, LLC
ECHOPARK NC, LLC
ECHOPARK REALTY CA, LLC
ECHOPARK REALTY TX, LLC
ECHOPARK SC, LLC
ECHOPARK TX, LLC
EP REALTY NC, LLC
EP REALTY SC, LLC
FAA BEVERLY HILLS, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA HOLDING LLC, formerly known as FAA HOLDING CORP.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SAN BRUNO, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FIRSTAMERICA AUTOMOTIVE, LLC, formerly known as FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FRANCISCAN MOTORS, INC.
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

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REVOLVING SUBSIDIARY GRANTORS, continued:
L DEALERSHIP GROUP, LLC, formerly known as L DEALERSHIP GROUP, INC.
MARCUS DAVID CORPORATION
ONTARIO L, LLC
PHILPOTT MOTORS, LLC, formerly known as PHILPOTT MOTORS, LTD.
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI ATLANTA B, LLC
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI CLEARWATER T, LLC
SAI COLUMBUS T, LLC
SAI DENVER B, INC.
SAI DENVER M, INC.
SAI DS, LLC
SAI DS REALTY TX, LLC
SAI FAIRFAX B, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC7, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI GA HC1, LLC
SAI IRONDALE IMPORTS, LLC
SAI IRONDALE L, LLC
SAI LONG BEACH B, INC.
SAI MCKINNEY M, LLC
SAI MD HC1, INC.
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI OK HC1, INC.
SAI ORLANDO CS, LLC
SAI PEACHTREE, LLC
SAI PENSACOLA A, LLC
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

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REVOLVING SUBSIDIARY GRANTORS, continued:
SAI PHILPOTT T, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI ROCKVILLE L, LLC
SAI S. ATLANTA JLR, LLC
SAI STONE MOUNTAIN T, LLC
SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI VA HC1, INC.
SAI WEST HOUSTON B, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC – DENVER T, INC.
SONIC – FORT WORTH T, LLC, formerly known as SONIC-FORT WORTH T, L.P.
SONIC – HOUSTON V, LLC, formerly known as SONIC – HOUSTON V, L.P.
SONIC - INTEGRITY DODGE LV, LLC
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, LLC, formerly known as SONIC – LS CHEVROLET, L.P.
SONIC – LS, LLC
SONIC – LUTE RILEY, LLC, formerly known as SONIC – LUTE RILEY, L.P.
SONIC – RICHARDSON F, LLC, formerly known as SONIC – RICHARDSON F, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC – STEVENS CREEK B, INC.
SONIC ADVANTAGE PA, LLC, formerly known as SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, LLC, formerly known as SONIC AUTOMOTIBVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE – 4701 I-10 EAST, TX, LLC, formerly known as SONIC AUTOMOTIVE – 4701 I-10 EAST, TX, L.P.
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE AVIATION, LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

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REVOLVING SUBSIDIARY GRANTORS, continued:
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE OF TEXAS, LLC, formerly known as SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC HOUSTON JLR, LLC, formerly known as SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, LLC, formerly known as SONIC HOUSTON LR, L.P.
SONIC MOMENTUM B, LLC, formerly known as SONIC MOMENTUM B, L.P.
SONIC MOMENTUM JVP, LLC, formerly known as SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, LLC, formerly known as SONIC MOMENTUM VWA, L.P.
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC WALNUT CREEK M, INC.
SONIC-BUENA PARK H, INC.
SONIC-CLEAR LAKE VOLKSWAGEN, LLC, formerly known as SONIC-CLEAR LAKE VOLKSWAGEN, L.P.
SONIC - HARBOR CITY H, INC.
SONIC-JERSEY VILLAGE VOLKSWAGEN, LLC, formerly known as SONIC-JERSEY VILLAGE VOLKSWAGEN, L.P.
SRE ALABAMA-2, LLC
SRE ALABAMA-5, LLC
SRE CALIFORNIA – 1, LLC
SRE CALIFORNIA–2, LLC
SRE CALIFORNIA – 3, LLC
SRE CALIFORNIA – 5, LLC
SRE CALIFORNIA – 6, LLC
SRE CALIFORNIA – 7 SCB, LLC
SRE CALIFORNIA – 8 SCH, LLC
SRE CALIFORNIA – 9 BHB, LLC
SRE CALIFORNIA 10 LBB, LLC
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

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REVOLVING SUBSIDIARY GRANTORS, continued:
SRE COLORADO – 1, LLC
SRE COLORADO – 2, LLC
SRE COLORADO – 3, LLC
SRE COLORADO – 4 RF, LLC
SRE COLORADO – 5 CC, LLC
SRE FLORIDA – 1, LLC
SRE GEORGIA 4, LLC
SRE HOLDING, LLC
SRE MARYLAND - 1, LLC
SRE NEVADA-2, LLC
SRE NORTH CAROLINA – 2, LLC
SRE NORTH CAROLINA – 3, LLC
SRE OHIO 1, LLC
SRE OHIO 2, LLC
SRE OKLAHOMA-2, LLC
SRE SOUTH CAROLINA-2, LLC
SRE SOUTH CAROLINA – 3, LLC
SRE SOUTH CAROLINA – 4, LLC
SRE TENNESSEE – 1, LLC
SRE TENNESSEE – 2, LLC
SRE TENNESSEE – 3, LLC
SRE TENNESSEE-4, LLC
SRE TENNESSEE-5, LLC
SRE TENNESSEE 6, LLC
SRE TENNESSEE 7, LLC
SRE TEXAS – 1, LLC, formerly known as SRE TEXAS – 1, L.P.
SRE TEXAS – 2, LLC, formerly known as SRE TEXAS – 2, L.P.
SRE TEXAS – 3, LLC, formerly known as SRE TEXAS – 3, L.P.
SRE TEXAS – 4, LLC, formerly known as SRE TEXAS – 4, L.P.
SRE TEXAS – 5, LLC, formerly known as SRE TEXAS – 5, L.P.
SRE TEXAS – 6, LLC, formerly known as SRE TEXAS – 6, L.P.
SRE TEXAS – 7, LLC, formerly known as SRE TEXAS – 7, L.P.
SRE TEXAS – 8, LLC, formerly known as SRE TEXAS – 8, L.P.
SRE TEXAS 9, LLC
SRE TEXAS 10, LLC
SRE TEXAS 11, LLC
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

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REVOLVING SUBSIDIARY GRANTORS, continued:
SRE TEXAS 12, LLC
SRE TEXAS 13, LLC
SRE TEXAS 14, LLC
SRE TEXAS 15, LLC
SRE VIRGINIA – 1, LLC
SRE VIRGINIA – 2, LLC
TOWN AND COUNTRY FORD, INCORPORATED
TT DENVER, LLC
TTRE CO 1, LLC
WINDWARD, INC.
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

NEW VEHICLE BORROWERS:
ARNGAR, INC.
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
PHILPOTT MOTORS, LLC, formerly known as PHILPOTT MOTORS, LTD.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – LAS VEGAS C WEST, LLC
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

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NEW VEHICLE BORROWERS, continued:
SONIC – LS CHEVROLET, LLC, formerly known as SONIC – LS CHEVRLOET, L.P.
SONIC – LUTE RILEY, LLC, formerly known as SONIC – LUTE RILEY, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, LLC, formerly known as SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, LLC, formerly known as SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC HOUSTON JLR, LLC, formerly known as SONIC HOUSTON JLR, L.P.
SONIC HOUSTON LR, LLC, formerly known as SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, LLC, formerly known as SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, LLC, formerly known as SONIC MOMENTUM VWA, L.P.
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–HARBOR CITY H, INC.
WINDWARD, INC.
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

USED VEHICLE BORROWERS:
SONIC AUTOMOTIVE, INC.
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Executive Vice President and Chief
    Financial Officer

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USED VEHICLE BORROWERS, continued:
ARNGAR, INC.
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK FL, LLC, formerly known as SAI AM FLORIDA, LLC
ECHOPARK NC, LLC
ECHOPARK SC, LLC
ECHOPARK TX, LLC
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI DS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, LLC, formerly known as SONIC – LS CHEVRLOET, L.P.
SONIC – LUTE RILEY, LLC, formerly known as SONIC – LUTE RILEY, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, LLC, formerly known as SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, LLC, formerly known as SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC HOUSTON JLR, LLC, formerly known as SONIC HOUSTON JLR, L.P.
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

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USED VEHICLE BORROWERS, continued:
SONIC HOUSTON LR, LLC, formerly known as SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, LLC, formerly known as SONIC MOMENTUM JVP, L.P.
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–HARBOR CITY H, INC.
TT DENVER, LLC
WINDWARD, INC.
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

FLOORPLAN SUBSIDIARY GRANTORS:
ARNGAR, INC.
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK FL, LLC, formerly known as SAI AM FLORIDA, LLC
ECHOPARK NC, LLC
ECHOPARK SC, LLC
ECHOPARK TX, LLC
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
PHILPOTT MOTORS, LLC, formerly known as PHILPOTT MOTORS, LTD.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI DS, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

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FLOORPLAN SUBSIDIARY GRANTORS, continued:
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S. ATLANTA JLR, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, LLC, formerly known as SONIC – LS CHEVRLOET, L.P.
SONIC – LUTE RILEY, LLC, formerly known as SONIC – LUTE RILEY, L.P.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, LLC, formerly known as SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, LLC, formerly known as SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC HOUSTON JLR, LLC, formerly known as SONIC HOUSTON JLR, L.P.
SONIC HOUSTON LR, LLC, formerly known as SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, LLC, formerly known as SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, LLC, formerly known as SONIC MOMENTUM VWA, L.P.
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–HARBOR CITY H, INC.
TT DENVER, LLC
WINDWARD, INC.
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

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ACKNOWLEDGED AND AGREED:
KRAMER MOTORS INCORPORATED
SAI CLEVELAND N, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FORT MYERS H, LLC
SAI TYSONS CORNER H, LLC
SONIC – CADILLAC D, L.P.
SONIC–VOLVO LV, LLC
STEVENS CREEK CADILLAC, INC.
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – CAPITOL IMPORTS, INC.
By:    /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

Second Amendment to Security Agreement
(Sonic Automotive, Inc.)
Signature Page

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Revolving Administrative Agent
By:    /s/ Denise Jones
Typed Name:    Denise Jones
Typed Title:    Vice President

BANK OF AMERICA, N.A.,
as Floorplan Administrative Agent
By:    /s/ David T. Smith
Typed Name:    David T. Smith
Typed Title:    Senior Vice President

LENDERS Under
THE FLOORPLAN CREDIT AGREEMENT:

BANK OF AMERICA, N.A., as a Floorplan Lender,
New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender
By:    /s/ David T. Smith
Typed Name:    David T. Smith
Typed Title:    Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Floorplan Lender
By:    /s/ Adam Sigman
Typed Name:    Adam Sigman
Typed Title:    Executive Director

U.S. BANK NATIONAL ASSOCIATION,
as a Floorplan Lender
By:    /s/ Katherine Taylor
Typed Name:    Katherine Taylor
Typed Title:    Vice President

Second Amendment to Security Agreement
(Sonic Automotive, Inc.)
Signature Page

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
as a Floorplan Lender
By:    /s/ Michele Nowak
Typed Name:    Michele Nowak
Typed Title:    Credit Director, National Accounts

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Floorplan Lender
By:    /s/ Jeffrey E. Bullard, Sr.
Typed Name:    Jeffrey E. Bullard, Sr.
Typed Title:    Senior Vice President

COMERICA BANK,
as a Floorplan Lender
By:    /s/ Coby McGee
Typed Name:    Coby McGee
Typed Title:    Portfolio Manager

CAPITAL ONE, N.A.,
as a Floorplan Lender
By:    /s/ Wade Carwile
Typed Name:    Wade Carwile
Typed Title:    Senior Vice President

MASSMUTUAL ASSET FINANCE LLC,
as a Floorplan Lender
By:    /s/ Donald Buttler
Typed Name:    Donald Buttler
Typed Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Floorplan Lender
By:    /s/ Krutesh Trivedi
Typed Name:    Krutesh Trivedi
Typed Title:    Senior Vice President

Second Amendment to Security Agreement
(Sonic Automotive, Inc.)
Signature Page

TD BANK, N.A.,
as a Floorplan Lender
By:    /s/ Judy C. Johnson
Typed Name:    Judy C. Johnson
Typed Title:    VP, Market Credit Manager, Major
        Accounts

TOYOTA MOTOR CREDIT CORPORATION,
as a Floorplan Lender
By:    /s/ Tracy Kaiser
Typed Name:    Tracy Kaiser
Typed Title:    National Accounts Manager

VW CREDIT, INC.,
as a Floorplan Lender
By:    /s/ Robb Nerdin
Typed Name:    Robb Nerdin
Typed Title:    Senior Manager Commercial Credit

LENDERS UNDER
THE REVOLVING CREDIT AGREEMENT:

BANK OF AMERICA, N.A., as Swing Line Lender,
L/C Issuer and as a Revolving Lender
By:    /s/ David T.Smith
Typed Name:    David T. Smith
Typed Title:    Senior Vice President

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as a Revolving Lender
By:    /s/ Michele Nowak
Typed Name:    Michele Nowak
Typed Title:    Credit Director, National Accounts

Second Amendment to Security Agreement
(Sonic Automotive, Inc.)
Signature Page

BMW FINANCIAL SERVICES NA, LLC,
as a Revolving Lender
By:    /s/ Alex Calcasola
Typed Name:    Alex Calcasola
Typed Title:    Credit Manager
By:    /s/ Tom Rumfola
Typed Name:    Tom Rumfola
Typed Title:    General Manager Credit

TOYOTA MOTOR CREDIT CORPORATION,
as a Revolving Lender
By:    /s/ Tracy Kaiser
Typed Name:    Tracy Kaiser
Typed Title:    National Accounts Manager

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender
By:    /s/ Adam Sigman
Typed Name:    Adam Sigman
Typed Title:    Executive Director

COMERICA BANK,
as a Revolving Lender
By:    /s/ Coby McGee
Typed Name:    Coby McGee
Typed Title:    Portfolio Manager

VW CREDIT, INC.,
as a Revolving Lender
By:    /s/ Robb Nerdin
Typed Name:    Robb Nerdin
Typed Title:    Senior Manager Commercial Credit

U.S. BANK, NATIONAL ASSOCIATION,
as a Revolving Lender
By:    /s/ Katherine Taylor
Typed Name:    Katherine Taylor
Typed Title:    Vice President

Second Amendment to Security Agreement
(Sonic Automotive, Inc.)
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Lender
By:    /s/ Jeffrey E. Bullard, Sr.
Typed Name:    Jeffrey E. Bullard, Sr.
Typed Title:    Senior Vice President

WORLD OMNI FINANCIAL CORP.,
as a Revolving Lender
By:    /s/ Charles Marc Einhorn
Typed Name:    Charles Marc Einhorn
Typed Title:    Vice President-Credit Administration

CAPITAL ONE, N.A.,
as a Revolving Lender
By:    /s/ Wade Carwile
Typed Name:    Wade Carwile
Typed Title:    Senior Vice President

MASSMUTUAL ASSET FINANCE LLC,
as a Revolving Lender
By:    /s/ Donald Buttler
Typed Name:    Donald Buttler
Typed Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Revolving Lender
By:    /s/ Krutesh Trivedi
Typed Name:    Krutesh Trivedi
Typed Title:    Senior Vice President

TD BANK, N.A.,
as a Revolving Lender
By:    /s/ Judy C. Johnson
Typed Name:    Judy C. Johnson
Typed Title:    VP, Market Credit Manager, Major
        Accounts

Second Amendment to Security Agreement
(Sonic Automotive, Inc.)
Signature Page

EXHIBIT A TO
SECOND AMENDMENT TO SECURITY AGREEMENT

Amended Schedules to Security Agreement

Schedule 7(f)    Grantor Information
Schedule 9(e)    Investment Property
Schedule 9(i)    Commercial Tort Claims to the Security Agreement

Schedule 7(f)
GRANTOR INFORMATION

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
1. Sonic Automotive, Inc.	Delaware Corporation 2714319	The chief executive office for all entities is 4401 Colwick Rd., Charlotte, NC		4401 Colwick Rd. Charlotte, NC In addition to the locations listed below, books and records for all entities are located at 4401 Colwick Rd., Charlotte, NC.
2. EchoPark GA, LLC	Georgia Limited Liability Company 16063806		AutoMatch	8805 Abercorn Street Savannah GA 31406	AM Realty GA, LLC	AM Realty GA, LLC is an indirect subsidiary of Sonic Automotive, Inc.
3. AM Realty GA, LLC	Georgia Limited Liability Company 16063850		N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
4. AnTrev, LLC	North Carolina Limited Liability Company 0659676			4401 Colwick Rd. Charlotte, NC
5. Arngar, Inc.	North Carolina Corporation 0005612		Cadillac of South Charlotte	10725 Pineville Rd. Pineville, NC	CAR SON MAS, L.P.	All Owners of Collateral Locations (if other than Grantor) are unrelated lessors, except where noted.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
6. Autobahn, Inc.	California Corporation C1548941		Autobahn Motors Main Facility Airspace Lease Remnant Parcel Autobahn Motors-Service / Storage Autobahn Motors Vehicle Storage/Detailing Autobahn Motors – Lot Parking
700 Island Pkwy.
Belmont, CA

Beneath Island Pkwy. north of Ralston Ave.
Belmont, CA

East of Island Pkwy. and north of Ralston Ave.
Belmont, CA

500-510 Harbor Blvd.
Belmont, CA

1315 Elmer St.
Belmont, CA

Elmer Street Lot
Belmont, CA

SRE California – 3, LLC

City of Belmont, CA

SRE California – 3, LLC

David S. Lake Trust

George W. Williams III, Co-Trustee, George W. Williams III G.S. Trust

George W. Williams III and Borel Bank, Co-Trustees, Hortense Williams Trust

Lois Hortense Rosebrook Trust

Katherine B. Woodlard, Robert P. Berryman and Mark A. Berryman

G.W. Williams Co.
SRE California – 3, LLC is an indirect subsidiary of Sonic Automotive, Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
7. EchoPark AZ, LLC	Arizona Limited Liability 23032012		EchoPark	Not yet known
8. EchoPark CA, LLC	California Limited Liability Company 201923110260		EchoPark	2998 Cherry Avenue Signal Hill, CA 90755	EchoPark Realty CA, LLC	EchoPark Realty CA, LLC is an indirect subsidiary of Sonic Automotive, Inc.
9. EchoPark Realty CA, LLC	California Limited Liability Company 201923910263			N/A
10. EchoPark FL, LLC	Florida Limited Liability Company L16000126299		EchoPark	4636 N. Dale Mabry Hwy Tampa, FL 33614	JT Dale Mabry Holdings LLC	Lessor

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
11. EchoPark NC, LLC	North Carolina Limited Liability Company 1436923		EchoPark	13231 Statesville Road Huntersville, NC 28078	EP Realty NC, LLC	EP Realty NC, LLC is an indirect subsidiary of Sonic Automotive, Inc
12. EchoPark SC, LLC	South Carolina Limited Liability Company		EchoPark	107 Duvall Drive Greenville, SC 29067	EP Realty SC, LLC	EP Realty SC, LLC is an indirect subsidiary of Sonic Automotive, Inc.
13. EchoPark TX, LLC	Texas Limited Liability Company 802448793		EchoPark
14. EchoPark Realty TX, LLC	Texas Limited Liability Company 802302813

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
15. EP Realty NC, LLC	North Carolina Limited Liability Company 1436919
16. EP Realty SC, LLC	South Carolina Limited Liability Company
17. FAA Beverly Hills, Inc. FAA Beverly Hills, Inc. (continued)	California Corporation C2069519		Beverly Hills BMW Sales Service Service & CPO Facility 8850 Wilshire Blvd. (BMW Beverly Hills – Storage and Service Overflow 8844 Wilshire Blvd. (BMW Beverly Hills Storage & Service Overflow) Parking Lot
5050 – 5070 Wilshire Blvd. Beverly Hills, CA

5151 Wilshire Blvd.
Beverly Hills, CA

8833 Wilshire Blvd.
Beverly Hills, CA

8850 Wilshire Blvd.
Beverly Hills, CA

8844 Wilshire Blvd.
Beverly Hills, CA

NE Corner Citrus Ave. & Carling Way
Beverly Hills, CA

Ehlers Enterprises, Ltd. Ehlers Investment Co. Duesenberg Investment Company 8850 Wilshire Partners, LLC Illoulian Properties DSG Wilshire LLC and JW Wilshire LLC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
18. FAA Concord H, Inc.	California Corporation C2004304		Concord Honda Main Parking	1300 Concord Ave. Concord, CA 1461 Concord Ave. Concord, CA 2655 Stanwell Drive Concord, CA	Rosewood Village Associates SRE California – 6, LLC SVC Properties, LLC	SRE California – 6, LLC is an indirect subsidiary of Sonic Automotive, Inc.
19. FAA Concord T, Inc.	California Corporation C0613543		Concord Toyota Concord Scion Parking	1090 Concord Ave. Concord, CA Buchanan Field Airport, Area 7 West of Solano Way	1090 Concord Associates, LLC County of Contra Costa
20. FAA Holding LLC	California Limited Liability Company 202022510001			4401 Colwick Rd. Charlotte, NC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
21. FAA Las Vegas H, Inc.	Nevada Corporation C13186-1999		Honda West	7615 W. Sahara Ave. Las Vegas, NV	CARS CNI-2 L.P.
22. FAA Poway H, Inc.	California Corporation C2006230		Poway Honda Parking	13747 Poway Rd. Poway, CA 13875 Kirkham Way Poway, CA	Bay Automotive Properties, LLC Poway Auto Dealers Association LLC
23. FAA San Bruno, Inc.	California Corporation C2004303		Melody Toyota Melody Scion (Main Facility) (Service and Parts Facility) (Parking Lot – New and Used) (Main Facility) (Used Car Facility)	750 El Camino Real San Bruno, CA 222 E. San Bruno Ave. San Bruno, CA 732 El Camino Real San Bruno, CA 750 El Camino Real San Bruno, CA 650 El Camino Real San Bruno, CA	Bill & Sylvia Wilson L & P Kaplan Peter J. Mandell and Susan Gootnick Chapman Hui California, LLC Martha E. Bishop, Helen J. Carey,The Mary Colter McDonald Trust

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
			(Parking – Used Cars) (Used Cars) (Parking Lot)	650 and 660 El Camino Real San Bruno, CA 650 and 660 El Camino Real San Bruno, CA 692 El Camino Real San Bruno, CA	Bill Malkason Sonic Development, LLC Tommie Carol Ann Mobley and Larry Malasoma	Sonic Development, LLC is a direct subsidiary of Sonic Automotive, Inc
24. FAA Serramonte H, Inc.	California Corporation C2069465		Honda of Serramonte	485 Serramonte Blvd. Colma, CA	Price Trust
25. FAA Serramonte L, Inc.	California Corporation C2004222		Lexus of Serramonte Lexus of Marin Main Used Car	700 Serramonte Blvd. Colma, CA 513 Francisco Blvd. E. San Rafael, CA 535 Francisco Blvd. E. San Rafael, CA	Price Trust CAR FAA II LLC Hendrickson Development, Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
26. FirstAmerica Automotive, LLC	Delaware Limited Liability Company 2761294			4401 Colwick Rd. Charlotte, NC
27. Fort Mill Ford, Inc.	South Carolina Corporation		Fort Mill Ford	801 Gold Hill Rd. Fort Mill, SC	SRE South Carolina-1, LLC	SRE South Carolina-1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
28. Franciscan Motors, Inc.	California Corporation C1532758		Acura of Serramonte	465/475 Serramonte Blvd. Colma, CA	Price Trust
29. L Dealership Group, LLC	Texas Limited Liability Company 0803708626			4401 Colwick Rd. Charlotte, NC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
30. Marcus David Corporation	North Carolina Corporation 0272880		Town and Country Toyota Certified Used Cars Lot CPO and Truck Sales Town and Country Toyota-Scion Town and Country Toyota	9900 South Blvd. Charlotte, NC 1300 Cressida Dr. Charlotte, NC 9101 South Blvd. Charlotte, NC	Jessco Ltd. National Retail Properties, LP MMR Holdings, LLC
31. Ontario L, LLC	California Limited Liability Company 200330110050		Crown Lexus	1125 Kettering Dr. Ontario, CA	M.F. Salta Co., Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
32. Philpott Motors, LLC	Texas Limited Liability Company 0803707706		Philpott Motors Hyundai (Hangar Lease) Philpott Ford Philpott Toyota Philpott Ford-Toyota (Fleet/Body Shop)	1900 U.S. Hwy. 69 Nederland, TX 4605 Third St. Airport Beaumont, TX 1400 U.S. Hwy. 69 Nederland, TX 2727 Nall St. Port Neches, TX	Rustin B. Penland Jefferson County, Texas Philpott Properties, Ltd. Philpott Properties, Ltd.
33. SAI AL HC1, Inc.	Alabama Corporation D/C 206-272			4401 Colwick Rd. Charlotte, NC
34. SAI AL HC2, Inc.	Alabama Corporation D/C 199-217		Tom Williams Collision Center	1874 Grants Mill Rd. Irondale, AL	SRE Alabama–2, LLC	SRE Alabama–2, LLC is an indirect subsidiary of Sonic Automotive, Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
35. SAI Atlanta B, LLC	Georgia Limited Liability Company 08083814		Global Imports BMW Global Imports MINI Parking (BMW) Collision Center (MINI)	500 Interstate North Pkwy. SE Atlanta, GA 2100-2120 Powers Ferry Rd Atlanta, GA 5925 Peachtree Industrial Blvd. Atlanta, GA	MMR Holdings, LLC c/o Capital Automotive REIT McLean, VA 22102 Attn: Portfolio Manager Shadowood Office Park, LLC SRE Georgia 4, LLC	SRE Georgia 4, LLC is an indirect subsidiary of Sonic Automotive, Inc.
36. SAI Chattanooga N, LLC	Tennessee Limited Liability Company 000767923		Nissan of Chattanooga East	2121 Chapman Road Chattanooga TN 37421
37. SAI Chamblee V, LLC	Georgia Limited Liability Company K734665		Dyer and Dyer Volvo (Chamblee location)	5260 Peacthree Industrial Blvd., Chamblee, GA	D & R Investments 200 Branch Hill Lane Columbia, SC 29223

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
38. SAI Clearwater T, LLC	Florida Limited Liability Company L08000116713		Clearwater Toyota Clearwater Scion	21799 U.S. Hwy. 19 N. Clearwater, FL
39. SAI Columbus T, LLC	Ohio Limited Liability Company CP13128		Toyota West Scion West Hatfield Automall	1500 Auto Mall Dr. Columbus, OH	SRE Ohio - 1, LLC	SRE Ohio - 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
40. SAI Denver B, Inc.	Colorado Corporation 20131294528		Murray BMW of Denver Bodyworks Murray Motorworks Sales - Used Parking	900 S. Colorado Blvd. Denver, CO 2201 S. Wabash St. Denver, CO 4300 E. Kentucky Ave. Denver, CO 7750 E. Cherry Creek South Dr. Denver, CO 4677 S. Broadway Denver, CO 4651 S. Broadway Denver, CO	SRE Colorado – 2, LLC SRE Colorado – 2, LLC SRE Colorado – 2, LLC SRE Colorado – 2, LLC Moreland Properties, LLC William J. Markel	SRE Colorado – 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
41. SAI Denver M, Inc.	Colorado Corporation 20131291339		Mercedes-Benz of Denver CPO & Service Sales	4300 E. Kentucky Ave. 4677 S. Broadway 940 S. Colorado Blvd. 4677 S. Broadway	SRE Colorado 2, LLC SRE Colorado 2, LLC	SRE Colorado – 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
42. SAI DS, LLC	Texas Limited Liability 802514325		driversselect	13615 N. Central Expressway Dallas, TX 75243	SAI DS Realty TX, LLC	SAI DS Realty TX, LLC is a direct subsidiary of SAI DS, LLC
43. SAI DS Realty TX, LLC	Texas Limited Liability Company 802797035			13615 N. Central Expressway Dallas, TX 75243

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
44. SAI Fairfax B, LLC	Virginia Limited Liability Company S4346344		BMW of Fairfax Main Body Shop Service Parking Parking Body Shop	8427 Lee Hwy. Fairfax, VA 2730 Dorr Avenue Fairfax, VA 2805 Old Lee Hwy. Fairfax, VA 8431 Lee Hwy. Fairfax, VA 8111 Gatehouse Rd. Falls Church, VA 8504 Lee Hwy. Fairfax, VA	MMR Holdings, LLC Craven, LLC Holman @ Merrifield, LLC 8431 Lee Highway, LLC 8111 Gatehouse Road Investors, LLC Euridiki and Nicholas Myseros
45. SAI FL HC2, Inc.	Florida Corporation P98000016038			4401 Colwick Rd. Charlotte, NC
46. SAI FL HC3, Inc.	Florida Corporation P98000064012			4401 Colwick Rd. Charlotte, NC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
47. SAI FL HC4, Inc.	Florida Corporation P98000064009			4401 Colwick Rd. Charlotte, NC
48. SAI FL HC7, Inc.	Florida Corporation F86660			4401 Colwick Rd. Charlotte, NC
49. SAI Fort Myers B, LLC	Florida Limited Liability Company L08000116712		BMW of Fort Myers MINI of Fort Myers	15421 S. Tamiami Tr. Fort Myers, FL 13880 S. Tamiami Tr. Fort Myers, FL	SRE Florida – 1, LLC CARS (SON-064)	SRE Florida – 1, LLC is an indirect subsidiary of Sonic Automotive, Inc..
50. SAI Fort Myers M, LLC	Florida Limited Liability Company L98000002089		Mercedes-Benz of Fort Myers	15461 S. Tamiami Tr. Fort Myers, FL	SRE Florida – 1, LLC	SRE Florida – 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
51. SAI Fort Myers VW, LLC	Florida Limited Liability Company L08000116709		Volkswagen of Fort Myers	14060 S. Tamiami Tr. Fort Myers, FL	CAR SONFREE, LLC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
52. SAI GA HC1, LLC	Georgia Limited Partnership 0224680			4401 Colwick Rd. Charlotte, NC
53. SAI Irondale Imports, LLC	Alabama Limited Liability Company 428-744		Tom Williams Imports (BMW) Tom Williams Audi Tom Williams Porsche Land Rover Birmingham MINI of Birmingham Jaguar Birmingham	1000 Tom Williams Way Irondale, AL 3001 Tom Williams Way Irondale, AL 3000 Tom Williams Way Irondale, AL 2001 Tom Williams Way Irondale, AL 1001 Tom Williams Way Irondale, AL 1314 Grants Mill Way Irondale, AL	SRE Alabama–2, LLC SRE Alabama–2, LLC SRE Alabama–2, LLC SRE Alabama–2, LLC	SRE Alabama–2, LLC is an indirect subsidiary of Sonic Automotive, Inc..

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
54. SAI Irondale L, LLC	Alabama Corporation DLL 662-073		Tom Williams Lexus	1001 Tom Williams Way Irondale, AL	SRE Alabama–2, LLC
55. SAI Long Beach B, Inc.	California Corporation C2998588		Long Beach BMW Long Beach MINI	2998 Cherry Ave. Signal Hill, CA 90755 1660 E. Spring Street Signal Hill, CA 90756	Velma M. Robinett, Trustee of the Alda C. Jones Trust c/o Signal Hill Redevelopment Agency 2175 Cherry Ave. Signal Hill, CA 90806
56. SAI McKinney M, LLC	Texas Limited Liability Company 802180025		Mercedes-Benz of McKinney	2080 North Central Expressway McKinney, TX 75069
57. SAI MD HC1, Inc.	Maryland Corporation D05310776			4401 Colwick Rd. Charlotte, NC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
58. SAI Monrovia B, Inc.	California Corporation C2979304		BMW of Monrovia MINI of Monrovia Parking	1425-1451 South Mountain Ave. Monrovia, CA 550 E. Huntington Drive Monrovia, CA	DMSA, LLC c/o Dennis D. and Charyl A. Assael, Trustees 222 Heliotrope Ave. Corona del Mar, CA 92625 Foothill Technology Center, LLC
59. SAI Montgomery B, LLC	Alabama Limited Liability Company 428-746		BMW of Montgomery	731 Eastern Blvd. Montgomery, AL	CARS – DB5, LP
60. SAI Montgomery BCH, LLC	Alabama Limited Liability Company 428-745		Classic Buick GMC Cadillac	833 Eastern Blvd. Montgomery, AL	Rouse Bricken, LLC
61. SAI Montgomery CH, LLC	Alabama Limited Liability Company 428-747		Capitol Chevrolet Capitol Hyundai	711 Eastern Blvd. Montgomery, AL 2820 Eastern Blvd. Montgomery, AL	CARS-DB5, LP CAR BSC L.L.C.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
62. SAI Nashville CSH, LLC	Tennessee Limited Liability Company 0336183		Crest Cadillac Crest Saab	2121 Rosa L. Parks Blvd. Nashville, TN	CAR SON MAS TN L.L.C.
63. SAI Nashville H, LLC	Tennessee Limited Liability Company 0336180		Crest Honda	2215 Rosa L. Parks Blvd. Nashville, TN	CAR SON MAS TN L.L.C.
64. SAI Nashville M, LLC	Tennessee Limited Liability Company 0336182		Mercedes-Benz of Nashville smart center of Nashville	630 Bakers Bridge Ave. Franklin, TN	BKB Properties LLC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
65. SAI Nashville Motors, LLC	Tennessee Limited Liability Company 0566970		Audi Nashville Porsche of Nashville	1576 Mallory Lane Brentwood, TN 1580 Mallory Lane Brentwood, TN	SRE Tennessee – 1, LLC SRE Tennessee – 2, LLC	SRE Tennessee – 1, LLC is an indirect subsidiary of Sonic Automotive, Inc. SRE Tennessee – 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
66. SAI OK HC1, Inc.	Oklahoma Corporation 1900632183			4401 Colwick Rd. Charlotte, NC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
67. SAI Orlando CS, LLC	Florida Limited Liability Company L08000116711		Massey Cadillac [North] Massey Saab of Orlando Massey Cadillac South (Vehicle storage)	4241 N. John Young Pkwy. Orlando, FL 8819 S. Orange Blossom Tr. Orlando, FL 1851 Landstreet Rd. Orlando, FL	CAR SON MAS, L.P. CAR SON MAS, L.P. Sonic Development, LLC	Sonic Development, LLC is a direct subsidiary of Sonic Automotive, Inc.
68. SAI Peachtree, LLC	Georgia Limited Liability Company 12101436			4401 Colwick Rd. Charlotte, NC
69. SAI Pensacola A, LLC	Florida Limited Liability Company L15000038068		Audi Pensacola	6303 Pensacola Blvd. Penscaola FL

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
70. SAI Philpott T, LLC	Texas Limited Liability Company 802278062		Philpott Toyota Philpott Scion	2229 Highway 69 Nederland TX 77627
71. SAI Rockville Imports, LLC	Maryland Limited Liability Company W12791083		Rockville Audi Rockville Porsche-Audi Porsche of Rockville (Parking Lot) Vehicle Storage	1125 Rockville Pike Rockville, MD 1542 & 1550 Rockville Pike Rockville, MD 1190 Rockville Pike Rockville, MD	SRE-Virginia 1, LLC 1500 Rockville Pike, LLC Everett A. Hellmuth, III	SRE-Virginia 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
72. SAI Roaring Fork LR, Inc.	Colorado Corporation 2014156978		Land Rover Roaring Fork	52876 Two Rivers Plaza Road Glenwood Springs CO
73. SAI Rockville L, LLC	Maryland Limited Liability Company W12796074		Lexus of Rockville	15501 & 15515 Frederick Rd. Rockville, MD 15814-A and B Paramount Dr. Rockville, MD	Royco, Inc. 8121 Georgia Ave. Suite 500 Silver Spring, MD 20910 Beltway Cable Services Inc. 15815 Paramount Dr. Rockville, MD 20855

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
74. SAI Stone Mountain T, LLC	Georgia Limited Liability Company 0342795		Stone Mountain Toyota Stone Mountain Scion	4400 Stone Mountain Hwy Stone Mountain, GA	National Retail Properties, LP
75. SAI S. Atlanta JLR, LLC	Georgia Limited Liability Company 16070312		Jaguar South Atlanta Land Rover South Atlanta	3900 Jonesboro Rd. Union City GA 30291	SRE Georgia 5, LLC	SRE Georgia 5, LLC is an affiliate of SAI S. Atlanta JLR, LLC
76. SAI TN HC1, LLC	Tennessee Limited Liability Company 0336184			4401 Colwick Rd. Charlotte, NC
77. SAI TN HC2, LLC	Tennessee Limited Liability Company 0336185			4401 Colwick Rd. Charlotte, NC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
78. SAI TN HC3, LLC	Tennessee Limited Liability Company 0336181			4401 Colwick Rd. Charlotte, NC
79. SAI VA HC1, Inc.	Virginia Corporation 07019870			4401 Colwick Rd. Charlotte, NC
80. SAI West Houston B, LLC	Texas Limited Liability Company 802152114		BMW of West Houston	20822 Katy Freeway Katy TX
81. Santa Clara Imported Cars, Inc.	California Corporation C0587296		Honda of Stevens Creek Stevens Creek Honda – Offsite Vehicle Storage	4590 Stevens Creek Blvd. San Jose, CA 1507 South 10th St. San Jose, CA	SRE California – 8 SCH, LLC 10th Street Land Management	SRE California – 8 SCH, LLC is an indirect subsidiary of Sonic Automotive, Inc.
82. Sonic – 2185 Chapman Rd., Chattanooga, LLC	Tennessee Limited Liability Company 0366281		Economy Honda Superstore	2135 Chapman Rd. Chattanooga, TN	Standefer Investment Company

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
83. Sonic Advantage PA, LLC	Texas Limited Liability Company 0803707771		Porsche of West Houston Audi West Houston Momentum Luxury Cars	11890 Katy Fwy. Houston, TX 11850 Katy Fwy., Houston, TX 15865 Katy Fwy. Houston, TX	SRE Texas – 2, LLC SRE Texas – 2, LLC	SRE Texas – 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
84. Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	South Carolina Corporation		Century BMW Century MINI (Parking Lot) Century BMW Mini	2750 Laurens Rd. Greenville, SC 17 Duvall and 2758 Laurens Rd. Greenville, SC 2930-2934 Laurens Rd. Greenville, SC	MMR Holdings, LLC Brockman Real Estate, LLC SRE South Carolina – 2, LLC	SRE South Carolina-2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
85. Sonic Automotive – 3401 N. Main, TX, LLC	Texas Limited Liability Company 0803707776		Ron Craft Chevrolet Cadillac Baytown Auto Collision Center	4114 Hwy. 10 E. Baytown, TX	CAR SON BAY, L.P.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
86. Sonic Automotive – 4701 I-10 East, TX, LLC	Texas Limited Liability Company 0803712341		Baytown Ford	4110 Hwy. 10 E. Baytown, TX	CAR SON BAY, L.P.
87. Sonic Automotive – 9103 E. Independence, NC, LLC	North Carolina Limited Liability Company 0470751		Infiniti of Charlotte Infiniti of Charlotte Parking Lot	9103 E. Independence Blvd. Matthews, NC 9009 E. Independence Blvd. Matthews, NC	MMR Holdings, LLC CAR SON CHAR L.L.C.
88. Sonic Automotive Aviation, LLC	North Carolina Limited Liability Company 1320781			4401 Colwick Rd. Charlotte, NC
89. Sonic Automotive F&I, LLC	Nevada Limited Liability Company LLC8620-1999			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
90. Sonic Automotive of Chattanooga, LLC	Tennessee Limited Liability Company 0336188		BMW of Chattanooga	6806 E. Brainerd Rd. Chattanooga, TN	75 Pointe Centre Partners, LLC
91. Sonic Automotive of Nashville, LLC	Tennessee Limited Liability Company 0336186		BMW of Nashville MINI of Nashville Parking	4040 Armory Oaks Dr. Nashville, TN 4010 Armory Oaks Dr. Nashville, TN 1572 Mallory Lane Brentwood, TN 37027	H.G. Hill Realty Company, LLC H.G. Hill Realty Company, LLC
92. Sonic Automotive of Nevada, Inc.	Nevada Corporation C18014-1997			4401 Colwick Rd. Charlotte, NC
93. Sonic Automotive of Texas, LLC	Texas Limited Liability Company 0803712331		Lone Star Ford	8477 North Fwy. Houston, TX	MMR Viking Investment Associates, LP

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
94. Sonic Automotive Support, LLC	Nevada Limited Liability Company LLC19412-2003			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV
95. Sonic Automotive West, LLC	Nevada Limited Liability Company LLC9139-1999			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV
96. Sonic-Buena Park H, Inc.	California Corporation C2356456		Buena Park Honda - Employee Parking Buena Park Honda – Main Parking Vehicle Storage	7697 Beach Blvd. Buena Park, CA 6411 Beach Blvd. Buena Park, CA 6841 Western Avenue Buena Park, CA 6291 Auto Center Drive Buena Park, CA	Abbott Investments Saltalamacchia Land Company Buena Park Masonic Temple Board Orange County Transportation Authority

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
97. Sonic – Integrity Dodge LV, LLC	Nevada Limited Liability Company LLC4879-1999		N/A	N/A	N/A
98. Sonic Calabasas M, Inc.	California Corporation C2975101		Mercedes-Benz of Calabasas Parking	24181 Calabasas Rd. Calabasas, CA 91302 Parking lot north of and abutting above address containing 20,036 square feet, more or less 21800 Oxnard Street Woodland Hills, CA
Arthur D’Egidio and Assunta D’Egidio, as Trustees of the D’Egidio Trust dated May 13, 1985 and Maria A. D’Egidio, as Trustee of the D’Egidio Trust dated April 29, 1985
17401 Gresham St.
Northridge, CA 91325

City of Calabasas, California
26135 Mureau Rd.
Calabasas, CA 91302
Attn: City Manager

Ampco System Parking

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
99. Sonic-Clear Lake Volkswagen, LLC	Texas Limited Liability Company 0803712287		Momentum Volkswagen of Clear Lake	15100 Gulf Fwy. Houston, TX	CARS-DB4, LP
100. Sonic – Denver T, Inc.	Colorado Corporation 20021350687		Mountain States Toyota and Scion Mountain States Toyota	201 W. 70th Ave. Denver, CO	SRE Colorado – 1, LLC	SRE Colorado – 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
101. Sonic Development, LLC	North Carolina Limited Liability Company 0483658			4401 Colwick Rd. Charlotte, NC
102. Sonic Divisional Operations, LLC	Nevada Limited Liability Company LLC26157-2004			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV	Nevada Speedway, LLC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
103. Sonic - Fort Worth T, LLC	Texas Limited Liability Company 0803726979		Toyota of Fort Worth Scion of Fort Worth Main Used Car	9001 Camp Bowie W. Fort Worth, TX 8901 US Hwy 80 West Fort Worth, TX	SON MCKNY II, L.P. SON MCKNY II, L.P.
104. Sonic - Harbor City H, Inc.	California Corporation C2356454		Carson Honda	1435 E. 223rd St. Carson, CA	ENRI 2, LLC
105. Sonic Houston JLR, LLC	Texa Limited Liability Company 0803707781		Jaguar Houston North Land Rover Houston North	18205 Interstate 45 N Houston, TX	SRE Texas – 1, LLC	SRE Texas – 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
106. Sonic Houston LR, LLC	Texas Limited Liability Company 0803707788		Land Rover Houston Central Jaguar Houston Central	7019 Old Katy Rd. Houston, TX 7025 Old Katy Rd. Houston, TX	Capital Automotive, LP SRE Texas – 7, LLC	SRE Texas – 7, LLC is an indirect subsidiary of Sonic Automotive, Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
107. Sonic - Houston V, LLC	Texas Limited Liability Company 0803712226		Volvo of Houston (Body Shop)	11950 Old Katy Rd. Houston, TX 1321 Sherwood Forest Dr. Houston, TX	Mark Miller, Trustee Mark Miller, Trustee
108. Sonic-Jersey Village Volkswagen, LLC	Texas Limited Liability Company 0803712317		Momentum Volkswagen of Jersey Village Parking	19550 Northwest Fwy. Houston, TX 11411 FM 1960 Road West Houston, TX	CAR 2 MOM, LP Cyfair Developments, LP
109. Sonic - Las Vegas C West, LLC	Nevada Limited Liability Company LLC7434-2000		Cadillac of Las Vegas Cadillac of Las Vegas - West	5185 W. Sahara Ave. Las Vegas, NV	SRE Nevada – 2, LLC	SRE Nevada – 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
110. Sonic - LS Chevrolet, LLC	Texas Limited Liability Company 0803707733		Lone Star Chevrolet Lone Star Chevrolet Parking Lot	18800 & 18900 North Fwy. and 9110 N. Eldridge Parkway, Houston, TX 18990 Northwest Fwy. Houston, TX	CARS-DB4, L.P. CAR SON STAR, L.P.
111. Sonic - LS, LLC	Delaware Limited Liability Company 3440418			4401 Colwick Rd. Charlotte, NC
112. Sonic - Lute Riley, LLC	Texas Limited Liability Company 0803707761		Lute Riley Honda (Body Shop) Storage Storage Service/Car Wash	1331 N. Central Expy. Richardson, TX 13561 Goldmark Dr. Richardson, TX 331 Melrose Drive Richardson, TX 816 S. Sherman Street Richardson, TX 820 S. Sherman Street Richardson, TX	MMR Viking Investment Associates, LP CARS (SON-105) CCI-Melrose 1, L.P. HLN Enterprises, Inc. A. Kenneth Moore

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
113. Sonic Momentum B, LLC	Texas Limited Liability Company 0803710696		Momentum BMW Momentum MINI (Momentum BMW/MINI Body Shop) Momentum BMW (West) Momentum BMW West - Parking Momentum Collision Center	10000 Southwest Fwy. Houston, TX 10002 Southwest Fwy. Houston, TX 9911 Centre Pkwy. Houston, TX 15865 Katy Fwy. Houston, TX 11777 Katy Fwy. Houston, TX	CARS CNI-2, LP CARS CNI-2, L.P. RMC AutoSonic BMWN, L.P. Kirkwood Partners, LP

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
114. Sonic Momentum JVP, LLC	Texas Limited Liability Company 0803707794		Jaguar Southwest Houston Land Rover Southwest Houston Momentum Volvo Momentum Porsche	10150 Southwest Fwy. Houston, TX 10155 Southwest Fwy. Houston, TX	CARS CNI-2, LP SRE Texas – 3, LLC	SRE Texas – 3, LLC is an indirect subsidiary of Sonic Automotive, Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
115. Sonic Momentum VWA, LLC	Texas Limited Liability Company 0803707807
Momentum Volkswagen

Audi Central Houston Certified Pre-Owned Sales

Momentum Audi

Momentum Audi Back Lot (Storage)

Momentum Audi – Parking

Momentum Audi – Parking

Momentum Audi – Service Center

Momentum Audi – Parking Garage

Momentum Audi – Parking

Momentum Audi – Parking Garage

2405 Richmond Ave.
Houston, TX

2309 Richmond Ave.
Houston, TX

3717-3725 Revere St.
Houston, TX

2401 Portsmouth
Houston, TX

2211 Norfolk Street
Houston, TX

2120 Southwest Fwy.
Houston, TX

3131 Richmond Ave., Houston, TX

3120 Southwest Freeway, Houston, TX

3847 Farnham St, Houston, TX

2211 Norfolk St, Houston, TX

RMC Auto Sonic VWA, LP

RMC Auto Sonic VWA, LP

La Mesa Properties Limited

La Mesa Properties Limited

The Realty Associates Fund IX, LP

3131 Richmond, LLC and 3 Lot Pieces, LLC

Plaza at Audley, LLC

Eastern Diversified, LP

Norfolk Tower, LLC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
116. Sonic of Texas, Inc.	Texas Corporation 150782300			4401 Colwick Rd. Charlotte, NC
117. Sonic Resources, Inc.	Nevada Corporation C24652-2001			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV
118. Sonic - Richardson F, LLC	Texas Limited Liability Company 0803712249		North Central Ford	1819 N. Central Expy. Richardson, TX	SRE Texas 10, LLC	SRE Texas 10, LLC is an indirect subsidiary of Sonic Automotive, Inc.
119. Sonic Santa Monica M, Inc.	California Corporation C2727452		W.I. Simonson (Service) (Parking)	1626 Wilshire Blvd. Santa Monica, CA 1330 Colorado Ave. Santa Monica, CA 1215 – 17th St. Santa Monica, CA 1415 Euclid & 1308 Santa Monica Blvd. Santa Monica, CA	17th & Wilshire Partnership Investment Co. of Santa Monica 7R Apartments Frances M. Rehwald, Trustee, Frances M. Rehwald Family Trust

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
			Parking Office Parts/Service	11766 Wilshire Blvd. Santa Monica, CA 1301 Santa Monica Blvd. Santa Monica, CA 1337 Euclid Street Santa Monica, CA
Judith A. Richards, Trustee, Judity a. Richards Separate Property Trust

William J.S. Rehwald, Trustee, William J.S. Rehwald Separate Property Trust

Frances M. Rehwald, Judith a. Richards, William J.S. Rehwald, Trustees, Mary F. Rehwald Separate Property Trust

Ampco System Parking

Sully Three SM, LLC

Sully Three SM, LLC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
120. Sonic - Shottenkirk, Inc.	Florida Corporation P99000043291		Pensacola Honda	5600 Pensacola Blvd. Pensacola, FL	MMR Holdings, LLC
121. Sonic - Stevens Creek B, Inc.	California Corporation C0723787		Stevens Creek BMW	4343 Stevens Creek Blvd. San Jose, CA 4333 Stevens Creek Blvd. San Jose, CA	SRE California – 7 SCB, LLC SRE California – 7 SCB, LLC	SRE California – 7 SCB, LLC is an indirect subsidiary of Sonic Automotive, Inc.

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
122. Sonic Walnut Creek M, Inc.	California Corporation C2508517		Mercedes-Benz of Walnut Creek (Jensen Lease - Service) (Parking Lot) Parking Parking	1301 Parkside Dr. Walnut Creek, CA 1360 Pine St. Walnut Creek, CA 1300 Pine St. Walnut Creek, CA 2650 Cloverdale Avenue Concord, CA 2198 N. Main Street Walnut Creek, CA
Stead Leasing, Inc.

Peter C. Jensen, Trustee of the Peter Cole Jensen and Sharon A. Jensen Living Trust dated December 23, 1986

Testamentary Trust of Paul W. Muller

Robert M. Sherman

2002 Frederick D. Wertheim Revocable Trust

123. SRE Alabama - 2, LLC	Alabama Limited Liability Company 670-275		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
124. SRE Alabama-5, LLC	Alabama Limited Liability Company DLL 691-622		N/A	N/A	N/A	N/A
125. SRE California - 1, LLC	California Limited Liability Company 200202910110		N/A	N/A	N/A	N/A
126. SRE California – 2, LLC	California Limited Liability Company 200202910111		N/A	N/A	N/A	N/A
127. SRE California – 3, LLC	California Limited Liability Company 200202810141		N/A	N/A	N/A	N/A
128. SRE California – 5, LLC	California Limited Liability Company 200203110006		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
129. SRE California – 6, LLC	California Limited Liability Company 200203110007		N/A	N/A	N/A	N/A
130. SRE California -7 SCB, LLC	California Limited Liability Company 201033410181		N/A	N/A	N/A	N/A
131. SRE California – 8 SCH, LLC	California Limited Liability Company 201033510021		N/A	N/A	N/A	N/A
132. SRE California – 9 BHB, LLC	California Limited Liability Company 201126410082		N/A	N/A	N/A	N/A
133. SRE California 10 LBB, LLC	California Limited Liability Company 201413910313		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
134. SRE Colorado - 1, LLC	Colorado Limited Liability Company 20021330518		N/A	N/A	N/A	N/A
135. SRE Colorado – 2, LLC	Colorado Limited Liability Company 20021330523		N/A	N/A	N/A	N/A
136. SRE Colorado – 3, LLC	Colorado Limited Liability Company 20021330530		N/A	N/A	N/A	N/A
137. SRE Colorado – 4 RF, LLC	Colorado Limited Liability Company 20141516951		N/A	N/A	N/A	N/A
138. SRE Colorado – 5 CC, LLC	Colorado Limited Liability Company 201415486855	2876 Two Rivers Plaza Road Glenwood Springs CO	N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
139. SRE Florida - 1, LLC	Florida Limited Liability Company L00000006050		N/A	N/A	N/A	N/A
140. SRE Georgia – 4, LLC	Georgia Limited Liability Company 11091238		N/A	N/A	N/A	N/A
141. SRE Holding, LLC	North Carolina Limited Liability Company 0551475		N/A	N/A	N/A	N/A
142. SRE Maryland – 1, LLC	Maryland Limited Liability Company 200162227		N/A	N/A	N/A	N/A
143. SRE Nevada – 2, LLC	Nevada Limited Liability Company LLC5021-2000		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
144. SRE North Carolina – 2, LLC	North Carolina Limited Liability Company 0682830		N/A	N/A	N/A	N/A
145. SRE North Carolina – 3, LLC	North Carolina Limited Liability Company 0682833		N/A	N/A	N/A	N/A
146. SRE Ohio 1, LLC	Ohio Limited Liability Company 2146293		N/A	N/A	N/A	N/A
147. SRE Ohio 2, LLC	Ohio Limited Liability Company 2146292		N/A	N/A	N/A	N/A
148. SRE Oklahoma -2, LLC	Oklahoma Limited Liability Company 3500697105		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
149. SRE South Carolina – 2, LLC	South Carolina Limited Liability Company N/A		N/A	N/A	N/A	N/A
150. SRE South Carolina-3, LLC	South Carolina Limited Liability Company N/A		N/A	N/A	N/A	N/A
151. SRE South Carolina – 4, LLC	South Carolina Limited Liability Company N/A		N/A	N/A	N/A	N/A
152. SRE Tennessee – 1, LLC	Tennessee Limited Liability Company 000390360		N/A	N/A	N/A	N/A
153. SRE Tennessee – 2, LLC	Tennessee Limited Liability Company 000390358		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
154. SRE Tennessee – 3, LLC	Tennessee Limited Liability Company 000390359		N/A	N/A	N/A	N/A
155. SRE Tennessee-4, LLC	Tennessee Limited Liability Company 0450279		N/A	N/A	N/A	N/A
156. SRE Tennessee – 5, LLC	Tennessee Limited Liability Company 000450278		N/A	N/A	N/A	N/A
157. SRE Tennessee – 6, LLC	Tennessee Limited Liability Company 000797947		N/A	N/A	N/A	N/A
158. SRE Tennessee 7, LLC	Tennessee Limited Liability Company 000959852		N/A	6001 Lee Highway, Chattanooga, TN 37421	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
159. SRE Texas – 1, LLC	Texas Limited Liability Company 0803712346		N/A	N/A	N/A	N/A
160. SRE Texas – 2, LLC	Texas Limited Liability Company 0803712368		N/A	N/A	N/A	N/A
161. SRE Texas – 3, LLC	Texas Limited Liability Company 0803712408		N/A	N/A	N/A	N/A
162. SRE Texas – 4, LLC	Texas Limited Liability Company 0803712412		N/A	N/A	N/A	N/A
163. SRE Texas – 5, LLC	Texas Limited Liability Company 0803712417		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
164. SRE Texas – 6, LLC	Texas Limited Liability Company 0803712425		N/A	N/A	N/A	N/A
165. SRE Texas – 7, LLC	Texas Limited Liability Company 0803712430		N/A	N/A	N/A	N/A
166. SRE Texas – 8, LLC	Texas Limited Liability Company 0803712434		N/A	N/A	N/A	N/A
167. SRE Texas 9, LLC	Texas Limited Liability Company 801419276		N/A	N/A	N/A	N/A
168. SRE Texas 10, LLC	Texas Limited Liability Company 801675082		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
169. SRE Texas 11, LLC	Texas Limited Liability Company 801723757		N/A	N/A	N/A	N/A
170. SRE Texas 12, LLC	Texas Limited Liability Company 801807250		N/A	N/A	N/A	N/A
171. SRE Texas 13, LLC	Texas Limited Liability Company 13-802180003		N/A	N/A	N/A	N/A
172. SRE Texas 14, LLC	Texas Limited Liability Company 14-802402987		N/A	N/A	N/A	N/A
173. SRE Texas 15, LLC	Texas Limited Liability Company 15-802570108		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
174. SRE Virginia – 1, LLC	Virginia Limited Liability Company 5050246-0		N/A	N/A	N/A	N/A
175. SRE Virginia – 2, LLC	Virginia Limited Liability Company S1012154		N/A	N/A	N/A	N/A
176. Town and Country Ford, Incorporated	North Carolina Corporation 0148959		Town and County Ford	5401 E. Independence Blvd. Charlotte, NC	SRE North Carolina - 2, LLC	SRE North Carolina - 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
177. EchoPark Automotive, Inc.	Delaware Corporation 5387434			4401 Colwick Rd. Charlotte, NC

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
178. TT Denver, LLC	Colorado Limited Liability Company 20131462193
500 E. 104th Ave
Thornton, CO

10330 Grant Ave
Thornton, CO 80229

10401 E. Arapahoe Rd Centennial, CO

1500 E. County Line Rd Highlands Ranch, CO

13412 West Coal Mine Ave.
Littleton, CO 80127

9575 E. 40th Ave.
Denver, CO 80230
					TTRE CO 1, LLC TTRE CO 1, LLC TTRE CO 1, LLC TTRE CO 1, LLC	TTRE CO 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
179. TTRE CO 1, LLC	Colorado Limited Liability Company 20131504490		N/A	N/A	N/A	N/A

I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names	V. Collateral Locations	VI. Name and address of Owner of Collateral Location (if other than Grantor)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
180. Windward, Inc.	Hawaii Corporation 41788D1		Honda of Hayward (Service) Ground Lease (Sales) (Vehicle Display) (Vehicle Storage) Ground Lease (Sales)	24895 Mission Blvd. Hayward, CA 24947-24975 Mission Blvd. Hayward, CA 24919 Mission Blvd. Hayward, CA 900 Fletcher Ln. Hayward, CA 24933 Mission Blvd. Hayward, CA	SRE California – 2, LLC Barbara Harrison and Marie Hinton, Trustee of the Marie Hinton Revocable Trust SRE California – 2, LLC SRE California – 2, LLC Paul Y. Fong	SRE California – 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.

Schedule 9(e)
INVESTMENT PROPERTY
1.North Point Imports, L.L.C. (50% noncontrolling joint venture interest with unrelated party)
2.Restricted Equity Interests (as defined in the Escrow and Security Agreement)

Schedule 9(i)
COMMERCIAL TORT CLAIMS TO THE SECURITY AGREEMENT

None.